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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)

                           ---------------------------

                              Empire Resorts, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3714474
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                             Alpha Monticello, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3901798
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                          Alpha Casino Management Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              06-1589406
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                        Monticello Casino Management, LLC
               (Exact name of obligor as specified in its charter)

New York                                              06-1589408
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                             Mohawk Management, LLC
               (Exact name of obligor as specified in its charter)

New York                                              13-3930544
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                   Monticello Raceway Development Company, LLC
               (Exact name of obligor as specified in its charter)

New York                                              14-1786128
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                       Monticello Raceway Management, Inc.
               (Exact name of obligor as specified in its charter)

New York                                              14-1792148
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

c/o Monticello Raceway
Route 17B
Monticello, New York                                  12701
(Address of principal executive offices)              (Zip code)

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                    5-1/2% Convertible Senior Notes due 2014
                       (Title of the indenture securities)

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                                      -2-

1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (a)  NAME AND ADDRESS OF EACH  EXAMINING  OR  SUPERVISING  AUTHORITY  TO
             WHICH IT IS SUBJECT.

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               Name                                                 Address
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      Superintendent of Banks of the State of           2 Rector Street, New York, N.Y.
      New York                                          10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                  33 Liberty Plaza, New York, N.Y.
                                                        10045

      Federal Deposit Insurance Corporation             Washington, D.C. 20429

      New York Clearing House Association               New York, New York 10005

        (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE  OBLIGOR  IS AN  AFFILIATE  OF THE  TRUSTEE,  DESCRIBE  EACH SUCH
        AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS  IDENTIFIED IN PARENTHESES  BELOW, ON FILE WITH THE COMMISSION,
        ARE INCORPORATED  HEREIN BY REFERENCE AS AN EXHIBIT HERETO,  PURSUANT TO
        RULE  7a-29  UNDER THE TRUST  INDENTURE  ACT OF 1939 (THE  "ACT") AND 17
        C.F.R. 229.10(d).

        1.   A copy of the  Organization  Certificate  of The  Bank of New  York
             (formerly  Irving Trust  Company) as now in effect,  which contains the  authority  to  commence  business  and a grant  of  powers  to exercise  corporate trust powers.  (Exhibit 1 to Amendment No. 1 to
             Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with  Registration  Statement No. 33-21672 and  Exhibit 1 to Form T-1 filed with  Registration  Statement  No.
             33-29637.)

        4.   A copy of the existing  By-laws of the Trustee.  (Exhibit 4 to Form
             T-1 filed with Registration Statement No. 33-31019.)

        6.   The consent of the Trustee  required by Section  321(b) of the Act.
             (Exhibit  6 to Form  T-1  filed  with  Registration  Statement  No.
             33-44051.)

                                      -3-

        7.   A copy of the latest  report of condition of the Trustee  published pursuant  to law  or to the  requirements  of  its  supervising  or examining authority.

                                      -4-

                                    SIGNATURE

            Pursuant to the  requirements  of the Act, the Trustee,  The Bank of
New York, a corporation  organized  and existing  under the laws of the State of
New York,  has duly caused this  statement  of  eligibility  to be signed on its behalf by the  undersigned,  thereunto duly  authorized,  all in The City of New
York, and State of New York, on the 3rd day of September, 2004.

                                          THE BANK OF NEW YORK

                                          By: /s/ VAN K. BROWN
                                              ----------------------------------
                                              Name:   VAN K. BROWN
                                              Title:  VICE PRESIDENT

                                      -5-

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,  at the close of business June 30, 2004, published  in  accordance  with a call made by the Federal  Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                                  Dollar Amounts
ASSETS                                                                             In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin.......................                                               $2,954,963
   Interest-bearing balances................................................       10,036,895
Securities:
   Held-to-maturity securities..............................................        1,437,899
   Available-for-sale securities............................................       20,505,806
Federal funds sold and securities purchased
   under agreements to resell...............................................
   Federal funds sold in domestic offices...................................        5,482,900
   Securities purchased under agreements to
   resell...................................................................          838,105
Loans and lease financing receivables:
   Loans and leases held for sale...........................................           48,034
   Loans and leases, net of unearned
      income...............................................................        38,299,913
   LESS: Allowance for loan and
      lease losses.........................................................           594,926
   Loans and leases, net of unearned
      income and allowance..................................................       37,704,987
Trading Assets..............................................................        2,986,727
Premises and fixed assets (including
   capitalized leases)......................................................          957,249
Other real estate owned.....................................................              374
Investments in unconsolidated subsidiaries
   and associated companies.................................................          246,280
Customers' liability to this bank on
   acceptances outstanding..................................................          251,948

Intangible assets...........................................................
   Goodwill.................................................................        2,699,812
   Other intangible assets..................................................          755,311
Other assets................................................................        7,629,093
                                                                                  -----------
Total assets................................................................      $94,536,383
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LIABILITIES
Deposits:
   In domestic offices......................................................      $36,481,716
   Noninterest-bearing......................................................       15,636,690
   Interest-bearing.........................................................       20,845,026
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs.................................................       25,163,274
   Noninterest-bearing......................................................          413,981
   Interest-bearing.........................................................       24,749,293
Federal funds purchased and securities sold
   under agreements to repurchase...........................................
   Federal funds purchased in domestic
     offices................................................................          898,340
   Securities sold under agreements to
     repurchase.............................................................          721,016
Trading liabilities.........................................................        2,377,862
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases)....................................       10,475,320
Not applicable
Bank's liability on acceptances executed and
   outstanding..............................................................          254,569
Subordinated notes and debentures...........................................        2,422,807
Other liabilities...........................................................        7,321,226
                                                                                  -----------
Total liabilities...........................................................      $86,116,130
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Minority interest in consolidated
  subsidiaries..............................................................          139,967

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus..................................................................                0
Common stock................................................................        1,135,284
Surplus.....................................................................        2,082,308
Retained earnings...........................................................        5,118,989
Accumulated other comprehensive income......................................          (56,295)
Other equity capital components.............................................                0
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Total equity capital........................................................        8,280,286
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Total liabilities, minority interest, and equity
  capital...................................................................      $94,536,383
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            I, Thomas J. Mastro,  Senior Vice  President and  Comptroller of the
above-named  bank do hereby  declare  that this Report of  Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

            We, the  undersigned  directors,  attest to the  correctness of this statement of resources and liabilities.  We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith            Directors

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